UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2017

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey		08540
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (732) 243-9250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On March 7, 2017, Ameri Holdings, Inc. (the “Company” or “Ameri”), completed the sale and issuance of an aggregate of $1,250,000 in 8% Convertible Unsecured Promissory Notes (the “Notes”) to four accredited investors, including one of the Company’s directors, Dhruwa N. Rai. The Notes were issued pursuant to Securities Purchase Agreements (the “Purchase Agreements”) with each investor, pursuant to which each investor purchased its Note from the Company. The Notes will bear interest at 8% per annum until maturity in March 2020, with interest being paid annually on the first, second and third anniversaries of the issuance of the Notes beginning in March 2018. From and after an event of default and for so long as the event of default is continuing, the Notes will bear default interest at the rate of 10% per annum. The Notes can be prepaid by us at any time without penalty.

The Notes are convertible into shares of our common stock at a conversion price of (i) in the event that any registration statement for the public offering of common stock filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) in connection with an uplisting to a national stock exchange is declared effective by the SEC on or prior to December 31, 2017, such price per share that is equal to 68% of the price per share of common stock offered and sold pursuant to such registration statement, or (ii) if no such registration statement is declared effective by December 31, 2017, such price per share that is equal to the weighted average closing price per share of the Company’s common stock for the 20 trading days immediately preceding December 31, 2017, subject to adjustment under certain circumstances. The Notes rank junior to our secured credit facility with Sterling National Bank. The Notes also include certain negative covenants including, without the investors’ approval, restrictions on dividends and other restricted payments and reclassification of its stock.

The parties to the Purchase Agreements have made customary representations, warranties and covenants therein. The foregoing description of the Purchase Agreements and Notes is included to provide information regarding their terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Note, the forms of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

In accordance with the terms of the sale of the Notes, the investors and Ameri entered into Registration Rights Agreements (the “Registration Rights Agreements”), pursuant to which the Company granted the investors piggyback registration rights in the event the Company proposes to register the offer and sale of any shares of its common stock under the Securities Act of 1933, as amended (the “Securities Act”) (other than a registration (A) in connection with an uplisting of the Company’s common stock to a national stock exchange, (B) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (C) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (D) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company. We are obligated to maintain the effectiveness of the registration statement from its effective date until the later of (a) the date on which all registrable shares have been sold or distributed or, if earlier, until such registrable securities may be sold by under Rule 144 (provided that the Company’s transfer agent has accepted an instruction from the Company to such effect) or (b) the third (3rd) anniversary of the closing of the Notes sale. We agreed to use our best efforts to have the registration statement declared effective by the SEC as soon as commercially reasonably possible. There are no monetary penalties if the registration statement is not filed or does not become effective on a timely basis.

The foregoing description of the Registration Rights Agreements is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Registration Rights Agreements, the form of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Shares of Equity Securities.

As described under Item 1.01 of this Current Report on Form 8-K, the Company sold and issued to four accredited investors unsecured promissory notes convertible into common stock of the Company in exchange for net proceeds to the Company of $1,250,000. No placement agent or other financial intermediary was engaged or compensated in connection with the Notes sale.

The net proceeds of the Notes sale will be used for working capital and general corporate purposes, including amounts required to pay officers’ salaries, ongoing public reporting costs, insurance, office-related expenses (including equipment and supplies), and other corporate expenses.

The Note (and its underlying shares of common stock) issued in the Notes sale were exempt from registration under Section 4(a)(2) of the Securities Act as a sale by an issuer not involving a public offering. None of the Notes or shares of our common stock underlying the Notes were registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Form of Securities Purchase Agreement.
Exhibit 10.2	Form of 8% Convertible Unsecured Promissory Note due March 2020.
Exhibit 10.3	Form of Registration Rights Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
Giri Devanur
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 10.1	Form of Securities Purchase Agreement.
Exhibit 10.2	Form of 8% Convertible Unsecured Promissory Note due March 2020.
Exhibit 10.3	Form of Registration Rights Agreement.